Exhibit 99.1

Coupa Software Reports Financial Results for the Third Quarter of Fiscal 2020

Record Quarterly Revenues of $101.8 Million, Up 51% Year-Over-Year

Quarterly Calculated Billings of $105.4 Million, Up 54% Year-Over-Year

Record Quarterly Operating Cash Flows of $25.8 Million

SAN MATEO, Calif., December 2, 2019 – Coupa Software (NASDAQ: COUP) today announced financial results for its third fiscal quarter ended October 31, 2019.

“We delivered strong business and financial results for the third quarter, as we continue executing on our vision and extending our leadership position in Business Spend Management (BSM). We reported $102 million of total revenues, up 51% year-over-year, and were profitable on a non-GAAP basis for the sixth consecutive quarter,” said Rob Bernshteyn, chairman and chief executive officer at Coupa. “We’re excited about the continued development of the BSM category, our Coupa community, and Coupa as a global brand.”

Coupa defines calculated billings as the change in deferred revenue on the balance sheet for the period, plus revenue recognized during the period. See the section titled “Non-GAAP Financial Measures” and the reconciliation tables below for important details regarding Coupa’s non-GAAP measures. Coupa defines free cash flows as operating cash flows less purchases of property and equipment.

Third Quarter Results

•	Total revenues were $101.8 million, an increase of 51% compared to the same period last year. Subscription revenues were $90.2 million, an increase of 49% compared to the same period last year.

•

GAAP operating loss was $16.9 million, compared to a loss of $9.9 million for the same period last year. Non-GAAP operating income was $11.6 million, compared to non-GAAP operating income of $5.8 million for the same period last year.

•

GAAP net loss was $26.3 million, compared to a net loss of $9.6 million for the same period last year. GAAP net loss per basic and diluted share was $0.42, compared to a net loss of $0.17 for the same period last year. Non-GAAP net income was $14.2 million, compared to non-GAAP net income of $5.5 million for the same period last year. Non-GAAP net income per diluted share was $0.20, compared to non-GAAP net income per diluted share of $0.08 for the same period last year.

•	Operating cash flows and free cash flows were positive $25.8 million and $22.1 million, respectively, for the quarter ended October 31, 2019.

Business Outlook:

The following forward-looking statements reflect Coupa’s expectations as of December 2, 2019.

Fourth quarter of fiscal 2020:

•	Total revenues are expected to be between $101.5 and $102.5 million.

•	Subscription revenues are expected to be between $91.5 and $92.5 million.

•	Professional services and other revenues are expected to be approximately $10.0 million.

•	Non-GAAP income from operations is expected to be between $3.0 and $4.5 million.

•	Non-GAAP net income per diluted share is expected to be between $0.03 and $0.06 per share.

•	Diluted weighted average share count is expected to be 72.0 million shares.

Full year fiscal 2020:

•	Total revenues are expected to be between $379.8 and $380.8 million.

•	Non-GAAP income from operations is expected to be between $21.6 and $23.1 million.

•	Non-GAAP net income per diluted share is expected to be between $0.34 and $0.37 per share.

•	Diluted weighted average share count is expected to be 70.0 million shares.

Coupa has not reconciled its expectations for non-GAAP income from operations to GAAP loss from operations or non-GAAP net income per share to GAAP net loss per share because certain items excluded from non-GAAP income from operations and non-GAAP net income, such as charges related to share-based compensation expenses, amortization of acquired intangible assets, amortization of debt discount and issuance costs from our convertible notes, and related tax effects, including non-recurring income tax adjustments, cannot be reasonably calculated or predicted at this time. In addition, the effect of the anti-dilutive impact of the capped call transactions entered into in connection with the convertible notes cannot be reasonably calculated or predicted at this time. The effect of these items may be significant.

Recent Business Highlights:

•

Welcomed many new customers into the Coupa community in Q3, including the following: Affinity Education Group, Alexion Pharmaceuticals, Care Vet Health, Cloudflare, ContextLogic, Crawford & Company, CVC Capital Partners, Deloitte Services, DFS Venture Singapore, Dimension Data, Distell, Enterprise Holdings, Esperion, Falconi, Ferrovial Services U.S., Fieldwood Energy, Fortitude Group Services, Grupo NC, Heritage Crystal Clean, Immunomedics, Indigo Agriculture, International Flavors & Fragrances, Lowell Financial Services, Luminus, Maersk Drilling, Molex, OSOTSPA Company, Pivot Bio, Priority Ambulance, Relay Therapeutics, Saga, SambaNova Systems, Segment, Stonemor Partners, T3 Expo, TSVC, Virgin Hyperloop One, Wilson Sons, and Wirecard.

•	Recognized as a Gartner 2019 Peer Insights Customers’ Choice for Procure-to-Pay Suites and listed in the Deloitte Fast 500 for the seventh consecutive year.

•

At Inspire’19 EMEA in London, unveiled new community-powered capabilities for Coupa Source Together and Coupa Supplier Insights, as well as expanded capabilities for Coupa Pay, including support for Expense Payments.

•	Announced the availability of Coupa CLM Advanced following the rapid integration of Exari’s technology with the Coupa BSM platform.

Conference Call Information:

Coupa will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today.

•	Parties in the U.S. and Canada can access the call by dialing (855) 302-8830, using conference code 2858988.

•	International parties can access the call by dialing +1 (330) 871-6073, using conference code 2858988.

A live webcast will be accessible on Coupa’s investor relations website at http://investors.coupa.com. A replay will be available through the same link. A telephonic replay of the conference call will be available through Monday, December 9, 2019. To access the replay, parties in the U.S. and Canada should call (855) 859-2056 and enter conference code 2858988. International parties should call +1 (404) 537-3406 and enter conference code 2858988.

Non-GAAP Financial Measures:

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures that exclude certain items, including share-based compensation expenses, amortization of acquired intangible assets, amortization of debt discount and issuance costs from convertible notes, and related tax effects, including non-recurring income tax adjustments. In addition, the weighted average diluted shares used to calculate non-GAAP net income per share reflect the anti-dilutive impact of the capped call transactions entered into in connection with the convertible notes. Coupa believes these non-GAAP measures are useful in evaluating its operating performance and regularly reviews these measures as it evaluates its business.

Coupa believes these non-GAAP measures provide investors and other users of its financial information consistency and comparability with its past financial performance and facilitate period to period comparisons of operations. Coupa believes these non-GAAP measures are useful in evaluating its operating performance compared to that of other companies in its industry, as they generally eliminate the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance.

Coupa uses these non-GAAP measures in conjunction with GAAP measures as part of its overall assessment of its performance, including the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies and to communicate with its board of directors concerning its financial performance. The definitions of its non-GAAP measures may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, Coupa’s non-GAAP measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

Coupa compensates for these limitations by providing investors and other users of its financial information a reconciliation of non-GAAP measures to the related GAAP financial measures. Coupa encourages investors and others to review its financial information in its entirety, not to rely on any single financial measure and to view its non-GAAP measures in conjunction with GAAP financial measures. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures attached to this release.

Forward-Looking Statements:

This release includes forward-looking statements. All statements other than statements of historical facts, including the statements of management and statements in “Business Outlook” are forward-looking statements. These forward-looking statements are based on Coupa’s current expectations and projections about future events and trends that Coupa believes may affect its financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial needs.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially, including Coupa has a limited operating history at its current scale, which makes it difficult to predict its future operating results; if Coupa is unable to attract new customers, the growth of its revenues will be adversely affected; because its platform is sold to large enterprises with complex operating environments, Coupa encounters long and unpredictable sales cycles; risks and liabilities related to breach of its security measures or unauthorized access to customer data; the markets in which Coupa participates are intensely competitive; Coupa’s business depends substantially on its customers renewing their subscriptions and purchasing additional subscriptions; if Coupa fails to develop widespread brand awareness cost-effectively, its business may suffer; if Coupa fails to manage its recent rapid growth effectively, Coupa may be unable to execute its business plan, maintain high levels of service, or adequately address competitive challenges; the impact of acquisitions on its business, such as integration issues, assumption of unknown or unforeseen liabilities and ability to retain customers; and the impact of foreign currency exchange rates and global economic conditions.

These and other risks and uncertainties that could affect Coupa’s future results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Coupa’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on September 5, 2019, which is available at investors.coupa.com and on the SEC’s website at www.sec.gov. Further information on potential risks that could affect actual results will be included in other periodic filings Coupa makes with the SEC.

The forward-looking statements in this release reflect Coupa’s expectations as of December 2, 2019. Coupa undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in its expectations.

About Coupa Software

Coupa Software (NASDAQ: COUP) is a leading provider of BSM solutions. We offer a comprehensive, cloud-based BSM platform that has connected hundreds of organizations with more than five million suppliers globally. The Coupa BSM platform provides greater visibility into and control over how companies spend money. Using the Coupa BSM platform, businesses are able to achieve real, measurable value and savings that drive their profitability. Learn more at www.coupa.com. Read more on the Coupa Blog or follow @Coupa on Twitter.

Investor Relations:

NMN Advisors for Coupa

Nicole Noutsios

(510) 315-1003

ir@coupa.com

Media Contact:

Kristi Lewandowski

(650) 485-8506

kristi.lewandowski@coupa.com

COUPA SOFTWARE INCORPORATED

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2019	2018	2019	2018
Revenues:
Subscription	$90,175	$60,559	$246,614	$165,899
Professional services and other	11,609	6,896	31,653	19,559

Total revenues	101,784	67,455	278,267	185,458
Cost of revenues:
Subscription	23,752	13,990	63,217	36,937
Professional services and other	13,542	7,674	35,896	21,492

Total cost of revenues	37,294	21,664	99,113	58,429

Gross profit	64,490	45,791	179,154	127,029

Operating expenses:
Research and development	23,460	16,077	67,838	42,693
Sales and marketing	39,145	25,622	112,575	76,862
General and administrative	18,830	14,010	56,297	40,085

Total operating expenses	81,435	55,709	236,710	159,640

Loss from operations	(16,945)	(9,918)	(57,556)	(32,611)
Interest expense	(13,188)	(3,181)	(24,874)	(9,276)
Interest income and other, net	4,076	1,112	6,479	1,562

Loss before provision for (benefit from) income taxes	(26,057)	(11,987)	(75,951)	(40,325)
Provision for (benefit from) income taxes	260	(2,342)	(9,172)	(1,372)

Net loss	$(26,317)	$(9,645)	$(66,779)	$(38,953)

Net loss per share attributable to common stockholders, basic and diluted	$(0.42)	$(0.17)	$(1.08)	$(0.68)

Weighted-average number of shares used in computing net loss per share attributable to common stockholders, basic and diluted	63,057	58,212	61,973	57,030

COUPA SOFTWARE INCORPORATED

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

(unaudited)

	October 31,	January 31,
	2019	2019
Assets
Current assets:
Cash and cash equivalents	$587,029	$141,250
Marketable securities	255,327	180,169
Accounts receivable, net of allowances	79,658	95,274
Prepaid expenses and other current assets	24,017	10,343
Deferred commissions, current portion	10,043	7,324

Total current assets	956,074	434,360
Property and equipment, net	17,807	10,549
Deferred commissions, net of current portion	25,001	18,904
Goodwill	370,869	209,560
Intangible assets, net	96,848	55,925
Operating lease right-of-use assets	31,657	—
Other assets	13,325	10,766

Total assets	$1,511,581	$740,064

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,008	$5,485
Accrued expenses and other current liabilities	68,432	41,792
Deferred revenue, current portion	189,490	179,967
Operating lease liabilities, current portion	7,395	—
Current portion of convertible senior notes, net	183,875	174,615

Total current liabilities	452,200	401,859
Convertible senior notes, net	553,280	—
Deferred revenue, net of current portion	3,026	2,620
Operating lease liabilities, net of current portion	26,024	—
Other liabilities	17,555	22,304

Total liabilities	1,052,085	426,783

Stockholders’ equity:
Preferred stock, $0.0001 par value per share	—	—
Common stock, $0.0001 par value per share	7	6
Additional paid-in capital	782,043	567,797
Accumulated other comprehensive income (loss)	(918)	335
Accumulated deficit	(321,636)	(254,857)

Total stockholders’ equity	459,496	313,281

Total liabilities and stockholders’ equity	$1,511,581	$740,064

COUPA SOFTWARE INCORPORATED

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended
	October 31,
	2019	2018
Cash flows from operating activities
Net loss	$(66,779)	$(38,953)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	19,165	6,720
Accretion of discounts on marketable securities, net	374	(956)
Amortization of deferred commissions	6,675	4,127
Amortization of debt discount and issuance costs	23,350	8,595
Stock-based compensation	60,068	38,690
Other	(637)	(374)
Changes in operating assets and liabilities net of effects from acquisitions:
Accounts receivable	23,855	12,391
Prepaid expenses and other current assets	(9,839)	(3,304)
Other assets	(2,998)	(542)
Deferred commissions	(15,491)	(8,467)
Accounts payable	(4,126)	2,458
Accrued expenses and other liabilities	6,895	6,362
Deferred revenue	5,365	1,216

Net cash provided by operating activities	45,877	27,963

Cash flows from investing activities
Purchases of marketable securities	(318,759)	(209,331)
Maturities of marketable securities	44,796	31,834
Sales of marketable securities	199,314	—
Acquisitions, net of cash acquired	(208,505)	(49,211)
Purchases of property and equipment	(9,862)	(4,870)

Net cash used in investing activities	(293,016)	(231,578)

Cash flows from financing activities
Proceeds from issuance of convertible senior notes, net of issuance costs	786,157	(639)
Purchase of capped calls	(118,738)	—
Proceeds from the exercise of common stock options	14,095	10,174
Proceeds from issuance of common stock for employee stock purchase plan	11,455	8,778

Net cash provided by financing activities	692,969	18,313

Net increase (decrease) in cash, cash equivalents, and restricted cash	445,830	(185,302)
Cash, cash equivalents, and restricted cash at beginning of year	141,319	412,976

Cash, cash equivalents, and restricted cash at end of period	$587,149	$227,674

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	587,029	227,606
Restricted cash included in other assets	120	68

Total cash, cash equivalents, and restricted cash	$587,149	$227,674

COUPA SOFTWARE INCORPORATED

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended October 31, 2019

(in thousands, except percentages and per share amounts)

(unaudited)

	GAAP	Share-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Amortization of Debt Discount and Issuance Costs	Non-GAAP
Costs and expenses:
Costs of subscription	$23,752	$(1,886)	$(4,654)	$—	$17,212
Costs of professional services and other	13,542	(2,113)	(200)	—	11,229
Gross profit	63.4%	3.9%	4.8%	0.0%	72.1%

Research and development	23,460	(5,517)	—	—	17,943
Sales and marketing	39,145	(6,135)	(1,686)	—	31,324
General and administrative	18,830	(6,304)	—	—	12,526
Income (loss) from operations	(16,945)	21,955	6,540	—	11,550
Operating margin	-16.6%	21.6%	6.4%	0.0%	11.3%

Interest expense	(13,188)	—	—	12,352	(836)
Interest income and other, net	4,076	—	—	—	4,076
Income (loss) before provision for (benefit from) income taxes	(26,057)	21,955	6,540	12,352	14,790
Provision for (benefit from) income taxes	260	489	(123)	—	626
Net income (loss)	(26,317)	21,466	6,663	12,352	14,164

Net income (loss) per share attributable to common stockholders, basic (1)	$(0.42)				$0.22
Net income (loss) per share attributable to common stockholders, diluted (1)	$(0.42)				$0.20

(1)

GAAP net loss per share is calculated based upon 63,057 basic and diluted weighted-average shares of common stock. Non-GAAP net income per share is calculated based upon 63,057 basic and 71,687 diluted weighted-average shares of common stock. The Company uses the treasury stock method to calculate the non-GAAP diluted shares related to the convertible notes which reflects any anti-dilutive impact of the capped call transactions entered into in connection with the convertible notes.

COUPA SOFTWARE INCORPORATED

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended October 31, 2018

(in thousands, except percentages and per share amounts)

(unaudited)

	GAAP	Share-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Amortization of Debt Discount and Issuance Costs	Other Expenses (2)	Non-GAAP
Costs and expenses:
Costs of subscription	$13,990	$(1,152)	$(1,408)	$—	$—	$11,430
Costs of professional services and other	7,674	(1,071)	—	—	—	6,603
Gross profit	67.9%	3.3%	2.1%	0.0%	0.0%	73.3%

Research and development	16,077	(3,046)	—	—	—	13,031
Sales and marketing	25,622	(3,899)	(453)	—	—	21,270
General and administrative	14,010	(4,652)	—	—	—	9,358
Income (loss) from operations	(9,918)	13,820	1,861	—	—	5,763
Operating margin	-14.7%	20.5%	2.8%	0.0%	0.0%	8.5%

Interest expense	(3,181)	—	—	2,953	—	(228)
Interest income and other, net	1,112	—	—	—	—	1,112
Income (loss) before provision for (benefit from) income taxes	(11,987)	13,820	1,861	2,953	—	6,647
Provision for (benefit from) income taxes	(2,342)	382	20	—	3,126	1,186
Net income (loss)	(9,645)	13,438	1,841	2,953	(3,126)	5,461

Net income (loss) per share attributable to common stockholders, basic (1)	$(0.17)					$0.09
Net income (loss) per share attributable to common stockholders, diluted (1)	$(0.17)					$0.08

(1)

GAAP net loss per share is calculated based upon 58,212 basic and diluted weighted-average shares of common stock. Non-GAAP net income per share is calculated based upon 58,212 basic and 67,933 diluted weighted-average shares of common stock. The Company uses the treasury stock method to calculate the non-GAAP diluted shares related to the convertible notes.

(2)	Other expenses consists of the release of a valuation allowance against deferred tax assets.

COUPA SOFTWARE INCORPORATED

Reconciliation of GAAP to Non-GAAP Financial Measures

Nine Months Ended October 31, 2019

(in thousands, except per share amounts)

(unaudited)

	GAAP	Share-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Amortization of Debt Discount and Issuance Costs	Other Expenses (2)	Non-GAAP
Costs and expenses:
Costs of subscription	$63,217	$(5,045)	$(11,535)	$—	$—	$46,637
Costs of professional services and other	35,896	(5,581)	(200)	—	—	30,115
Gross profit	64.4%	3.8%	4.2%	0.0%	0.0%	72.4%

Research and development	67,838	(14,640)	—	—	—	53,198
Sales and marketing	112,575	(17,034)	(4,342)	—	—	91,199
General and administrative	56,297	(17,768)	—	—	—	38,529
Income (loss) from operations	(57,556)	60,068	16,077	—	—	18,589
Operating margin	-20.7%	21.6%	5.8%	0.0%	0.0%	6.7%

Interest expense	(24,874)	—	—	23,350	—	(1,524)
Interest income and other, net	6,479	—	—	—	—	6,479
Income (loss) before provision for (benefit from) income taxes	(75,951)	60,068	16,077	23,350	—	23,544
Provision for (benefit from) income taxes	(9,172)	1,797	(369)	—	9,671	1,927
Net income (loss)	(66,779)	58,271	16,446	23,350	(9,671)	21,617

Net income (loss) per share attributable to common stockholders, basic (1)	$(1.08)					$0.35
Net income (loss) per share attributable to common stockholders, diluted (1)	$(1.08)					$0.31

(1)

GAAP net loss per share is calculated based upon 61,973 basic and diluted weighted-average shares of common stock. Non-GAAP net income per share is calculated based upon 61,973 basic and 69,856 diluted weighted-average shares of common stock. The Company uses the treasury stock method to calculate the non-GAAP diluted shares related to the convertible notes which reflects any anti-dilutive impact of the capped call transactions entered into in connection with the convertible notes.

(2)	Other expenses consists of the release of a valuation allowance against deferred tax assets.

COUPA SOFTWARE INCORPORATED

Reconciliation of GAAP to Non-GAAP Financial Measures

Nine Months Ended October 31, 2018

(in thousands, except per share amounts)

(unaudited)

	GAAP	Share-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Amortization of Debt Discount and Issuance Costs	Other Expenses (2)	Non-GAAP
Costs and expenses:
Costs of subscription	$36,937	$(3,076)	$(3,036)	$—	$—	$30,825
Costs of professional services and other	21,492	(3,086)	—	—	—	18,406
Gross profit	68.5%	3.3%	1.6%	0.0%	0.0%	73.5%

Research and development	42,693	(8,551)	—	—	—	34,142
Sales and marketing	76,862	(10,732)	(994)	—	—	65,136
General and administrative	40,085	(13,245)	—	—	—	26,840
Income (loss) from operations	(32,611)	38,690	4,030	—	—	10,109
Operating margin	-17.6%	20.9%	2.2%	0.0%	0.0%	5.5%

Interest expense	(9,276)	—	—	8,595	—	(681)
Interest income and other, net	1,562	—	—	—	—	1,562
Income (loss) before provision for (benefit from) income taxes	(40,325)	38,690	4,030	8,595	—	10,990
Provision for (benefit from) income taxes	(1,372)	922	93	—	3,126	2,769
Net income (loss)	(38,953)	37,768	3,937	8,595	(3,126)	8,221

Net income (loss) per share attributable to common stockholders, basic (1)	$(0.68)					$0.14
Net income (loss) per share attributable to common stockholders, diluted (1)	$(0.68)					$0.13

(1)

GAAP net loss per share is calculated based upon 57,030 basic and diluted weighted-average shares of common stock. Non-GAAP net income per share is calculated based upon 57,030 basic and 65,529 diluted weighted-average shares of common stock. The Company uses the treasury stock method to calculate the non-GAAP diluted shares related to the convertible notes.

(2)	Other expenses consists of the release of a valuation allowance against deferred tax assets.

COUPA SOFTWARE INCORPORATED

Reconciliation of GAAP Cash Flows from Operations to Free Cash Flows

(A Non-GAAP Financial Measure)

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2019	2018	2019	2018
Net cash provided by operating activities	$25,832	$4,019	$45,877	$27,963
Less: purchases of property and equipment	(3,689)	(1,454)	(9,862)	(4,870)

Free cash flows	$22,143	$2,565	$36,015	$23,093